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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JUNE 16, 2003

                         ------------------------------

                       CENTERPOINT ENERGY RESOURCES CORP.
             (Exact name of registrant as specified in its charter)

             TEXAS                          1-13265                       76-0511406
 (State or other jurisdiction      (Commission File Number)              (IRS Employer
       of incorporation)                                              Identification No.)

                1111 LOUISIANA
                HOUSTON, TEXAS                                     77002
   (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111
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ITEM 5. OTHER EVENTS

     Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, which are incorporated by reference herein, give effect to the retroactive effect of the adoption of Emerging Issues Task Force Issue No. 02-03, "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities", within CenterPoint Energy Resources Corp.'s historical consolidated financial statements and Management's Narrative Analysis of Results of Operations as reported in its Annual Report on Form 10-K for the year ended December 31, 2002.

     The reclassification discussed above did not affect net income for any of the three years ended December 31, 2002.

     The financial statement disclosures, management estimates and forward-looking statements contained in this Current Report on Form 8-K have not been updated to reflect current developments subsequent to December 31, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.


 99.1          Management's Narrative Analysis of Results of Operations
 99.2          Financial Statements and Supplementary Data of the Company
 99.3          Independent Auditor's Consent

                                        1
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CENTERPOINT ENERGY RESOURCES CORP.

                                          By:      /s/ JAMES S. BRIAN
                                            ------------------------------------
                                                       James S. Brian
                                                  Chief Accounting Officer

Date: June 16, 2003

                                 EXHIBIT INDEX

NUMBER                           DESCRIPTION
------                           -----------
 99.1    Management's Narrative Analysis of Results of Operations
 99.2    Financial Statements and Supplementary Data of the Company
 99.3    Independent Auditor's Consent